PIPE-791 Phase 1b Chronic Pain Trial Topline Data Supplemental Information April 30, 2026 Exhibit 99.2

Disclaimer 2 This presentation by Contineum Therapeutics, Inc. (“Contineum”, “We” or “Our) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. All statements other than statements of historical facts contained in this presentation, including without limitation, implied or express statements regarding the pharmacological properties, safety, tolerability, clinical response and efficacy, and therapeutic potential of PIPE-791 for the treatment of chronic pain in addition to the treatment of IPF/PPF; the dosing requirements of PIPE-791 based on the Company’s Phase 1b clinical trial; the potential of the data from the Company’s Phase 1b clinical trial to predict future clinical outcomes or results; statements regarding our clinical development plans, costs, timing and likelihood of success; potential indications for our drug candidates and the size of the market opportunities, as well as plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that are in some cases beyond our control and may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The words “anticipate,” “believe,” contemplate,” “continue” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this presentation are only predictions and represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we cannot guarantee that the future results, advancements, discoveries, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These risks and uncertainties, include, but are not limited to, the following: the Company is heavily dependent on the success of PIPE-791 and PIPE-307, both of which are in the early stages of clinical development, and neither of these drug candidates may progress through clinical development or receive regulatory approval; the results of earlier preclinical studies and clinical trials, including those conducted by third parties, may not be predictive of future results and unexpected adverse side effects or inadequate efficacy of the Company’s drug candidates may limit their development, regulatory approval and/or commercialization; the timing and outcome of research, development and regulatory review is uncertain; the FDA or comparable foreign regulatory authorities may disagree as to the design or implementation of our proposed clinical trials; clinical trials and preclinical studies may not proceed at the time or in the manner expected, or at all; the Company may use its capital resources sooner than expected and they may be insufficient to allow the Company to achieve its anticipated milestones; the potential for the Company’s programs and prospects to be negatively impacted by developments relating to the Company’s competitors, including the results of studies or regulatory determinations relating to the Company’s competitors; risks associated with reliance on third parties to successfully conduct clinical trials; the Company’s reliance, pursuant to a global license and development agreement, upon Janssen Pharmaceutica NV, a Johnson & Johnson company, to develop, in its sole discretion, PIPE-307 for relapsing-remitting multiple sclerosis, MDD or for any other indication; the restrictions contained in the Company’s global license and development agreement with Janssen Pharmaceutica NV limiting the Company’s access to, and restricting the Company from disclosing, certain information regarding the development of PIPE-307; the Company has incurred significant operating expenses since inception and it expects that its operating expenses will continue to significantly increase for the foreseeable future; the Company’s ability to operate in a competitive industry and compete successfully against competitors that have greater resources than the Company does; the Company may be unable to obtain, maintain and enforce intellectual property protection for its technology and drug candidates; and unstable market and economic conditions and military conflict may adversely affect the Company’s business and financial condition and the broader economy and biotechnology industry. Additional risks and uncertainties that could affect the Company’s business, operations and results are included under the captions, “Risk Factors” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company's periodic filings and in other filings that the Company makes with the Securities and Exchange Commission (SEC) from time to time, which are available on the Company’s website at www.contineum-tx.com under the Investor section and on the SEC’s website at www.sec.gov. Accordingly, readers should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation contains estimates, projections and other information concerning our industry, our business and the markets for our product candidates, including data regarding the estimated size of such markets and the incidence of certain medical conditions. We obtained the industry, market and similar data set from our internal estimates and research, including surveys and studies we have sponsored and/or conducted, and from published studies from third parties, including governmental agencies. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

• Phase 1b randomized, double-blind, placebo-controlled, 4-week, crossover trial enrolled 43 patients – 23 chronic osteoarthritis pain (COAP) and 20 chronic lower back pain (CLBP) • Favorable safety and tolerability demonstrated at the once-daily 10mg oral dose in the largest patient population and longest treatment duration studied to date – Most treatment emergent adverse events (TEAEs) were mild to moderate; no serious adverse events (SAEs) reported – No clinically meaningful changes in vital signs, including mean changes in blood pressure (BP) or clinically-relevant orthostatic events • Encouraging trends observed across multiple exploratory efficacy endpoints including improvements in measures of pain and other functional patient-reported outcomes; particularly as it relates to COAP – Patients treated with PIPE-791 largely demonstrated numerical improvements from baseline in weekly average of average daily pain and worst pain using the 11-point Pain-Intensity Numerical Rating Scale (PI-NRS) We believe these data support further evaluation and development of PIPE-791 for the potential treatment of chronic pain 3 PIPE-791 Demonstrated a Favorable Safety and Tolerability Profile and Consistent Improvement Across Multiple Exploratory Pain Measures

Clinical Trial Schema(1) Primary endpoint for safety & tolerability Multiple exploratory endpoints for pain assessment COAP, n = 22 CLBP, n = 20 COAP, n = 21 CLBP, n = 19 Wash-out Run-in (baseline) PIPE-791 (10 mg, QD) Crossover Placebo Placebo PIPE-791 (10 mg, QD) Treatment Period 1 (TP1) Treatment Period 2 (TP2) Safety Follow- up 14 days 7 day 28 day 28 day V 1 V 2 V 3 V 4 V 5 V 6 V 7 V 8 V 9 V 10 V 11 4 (1) https://clinicaltrials.gov/study/NCT06810245 (2) A single participant with COAP (assigned to Placebo/PIPE 791) withdrew consent in TP1 and is not included in the TP1 full analysis set. (3) Two participants (one with COAP and one with CLBP, both assigned to PIPE-791/Placebo) discontinued treatment in TP1, never received placebo in TP2 and are not included in the TP2 full analysis set. (2) (3)

5 Similar Demographics and Disease Characteristics Across Treatment Groups – Participants with Moderate Chronic Pain Demographics & Baseline Pain Characteristics * PIPE-791 (N=21) Placebo (N=22) Total (N=43) Age (years) 57.1 (10.2) 57.9 (8.8) 57.5 (9.4) Female Sex n (%) 11 (52.4%) 14 (63.6%) 25 (58.1%) BMI (kg/m2) 30.7 (4.7) 31.3 (5.2) 31.0 (4.9) Indication n (%) COAP 11 (52.4%) 12 (54.5%) 23 (53.5%) CLBP 10 (47.6%) 10 (45.5%) 20 (46.5%) Duration of Primary Pain Diagnosis (Years) 11.2 (11.7) 10.0 (9.8) 10.6 (10.7) Baseline VAS † Score 58.2 (11.7) 60.6 (11.5) 59.4 (11.5) Baseline PCS † Total Score 16.9 (10.1) 16.6 (12.6) 16.7 (11.3) *Values are reported as mean (SD) unless otherwise noted † VAS = Visual Analog Scale; PCS = Pain Catastrophizing Scale

Sy st ol ic B P (m m H g) 160 140 120 100 Baseline Day 8 Day 36End of TP1* End of TP2 PIPE-791 Placebo PIPE-791 PIPE-791 PIPE-791 PIPE-791Placebo Placebo Placebo Placebo 6 PIPE-791 Demonstrated a Favorable Safety & Tolerability Profile • The most common TEAEs were headache (n=3) and fatigue (n=2) • No clinically meaningful changes in laboratory values and ECG findings across treatment groups • No clinically meaningful changes in vital signs, including mean changes in BP or clinically-relevant orthostatic events *PIPE-791 and Placebo positions reverse following End of TP1 as treatment assignments switch between periods in this crossover design.

7 PIPE-791 Produced Consistent and Sustained Improvements in PI-NRS Measures of Average Daily Pain for COAP in TP1 and TP2 Mean Change from Baseline (95% CI) in Weekly Average of Average Daily Pain (TP1 and TP2) -1.32 -1.50 -1.53 -1.60 -0.51 -0.86 -1.31 -1.27 -2.8 -2.4 -2.0 -1.6 -1.2 -0.8 -0.4 0.0 0.4 M ea n (9 5% C I) C ha ng e fr om B as el in e COAP - TP1 PIPE-791 (n=11) Placebo (n=11) Baseline Week 1 Week 2 Week 3 End TP1 -0.92 -0.85 -0.96 -1.42 -0.32 -0.65 -0.56 -0.74 -2.8 -2.4 -2.0 -1.6 -1.2 -0.8 -0.4 0.0 0.4 M ea n (9 5% C I) C ha ng e fr om B as el in e COAP - TP2 PIPE-791 (n=11) Crossover Placebo (n=10) Baseline Week 5 Week 6 Week 7 End TP2

8 PIPE-791 Produced Consistent and Sustained Improvements in PI-NRS Measures of Worst Daily Pain for COAP in TP1 and TP2 -1.36 -1.90 -1.90 -1.99 -0.36 -0.66 -1.13 -1.00 -3.6 -3.2 -2.8 -2.4 -2.0 -1.6 -1.2 -0.8 -0.4 0.0 0.4 0.8 1.2 M ea n (9 5% C I) C ha ng e fr om B as el in e COAP – TP1 PIPE-791 (n=11) Placebo (n=11) Baseline Week 1 Week 2 Week 3 End TP1 Mean Change from Baseline (95% CI) in Weekly Average of Worst Pain (TP1 and TP2) -1.00 -0.81 -0.73 -1.17 -0.05 -0.59 -0.52 -0.52 -3.6 -3.2 -2.8 -2.4 -2.0 -1.6 -1.2 -0.8 -0.4 0.0 0.4 0.8 1.2 M ea n (9 5% C I) C ha ng e fr om B as el in e COAP - TP2 PIPE-791 (n=11) Crossover Placebo (n=10) Baseline Week 5 Week 6 Week 7 End TP2

30% ≥ Greater Reduction From Baseline In Weekly Average of Average Daily PI-NRS (COAP at End of TP1 & TP2) 45.5% 45.5% 27.3% 44.4% 0% 20% 40% 60% End of TP1 End of TP2 Pe rc en ta ge o f R es po nd er s (% ) Treatment Period Endpoint COAP PIPE-791 (n=11) Placebo (n=11) 9 PIPE-791 Increased the Number of Patients Displaying a Clinically Meaningful Reduction in Average Chronic Pain for COAP

Modified KOOS in COAP Treatment Period 1 PIPE-791 (N = 11) Placebo (N = 11) Baseline Modified KOOS* 59.36 (9.65) 54.28 (15.39) Change From Baseline 95% CI † +10.56 (3.62, 17.50) +6.28 (-2.63, 15.20) Treatment Period 2 PIPE-791 (N = 11) Crossover Placebo (N = 10) Baseline Modified KOOS* 60.56 (20.86) 71.91 (11.40) Change From Baseline 95% CI † +15.78 (7.86, 23.69) +3.53 (-1.53, 8.59) In this study only the activities of daily living function domain of the KOOS was administered * Reported as mean (SD) of the last value before first dose of treatment period † Reported as the Mean (CI) of change from day 1 to week 4 (TP1) or week 4 to week 8 (TP2) 10 Supportive Evidence from Modified KOOS Demonstrates a Potential for Functional Improvement In Patients with COAP

TP1 COAP CLBP Average Daily Pain PIPE-791 (N= 11) Placebo (N =11) PIPE-791 (N = 10) Placebo (N = 10) Baseline Weekly Average PI-NRS * 5.58 (1.21) 6.23 (1.43) 5.60 (1.27) 5.57 (1.50) Change From Baseline 95% CI † -1.60 (-2.49, -0.72) -1.27 (-2.15, -0.39) -1.33 (-1.83, -0.84) -0.55 (-1.33, 0.22) Worst Daily Pain PIPE-791 Placebo PIPE-791 Placebo Baseline Weekly Average PI-NRS * 6.52 (0.89) 6.79 (1.34) 6.51 (1.21) 6.31 (1.31) Change From Baseline 95% CI † -1.99 (-3.30, -0.68) -1.00 (-2.05, 0.05) -1.28 (-1.85, -0.70) -0.53 (-1.37, 0.32) * Reported as mean (SD) of the daily average or the worst daily PI-NRS scores for the 7 days preceding randomization † Reported as the mean change from Baseline in the weekly average of the daily average PI-NRS scores or worst daily PI-NRS scores, 95% Confidence Interval (CI), to End of Treatment Period 1 (Week 4) 11 PIPE-791 Treatment Demonstrated Numerically Greater Improvements in Pain Measures as Compared to Placebo in TP1

TP2 COAP CLBP Average Daily Pain PIPE-791 (N = 11) Crossover Placebo (N = 10) PIPE-791 (N = 9) Crossover Placebo (N = 10) Baseline Weekly Average PI-NRS * 4.96 (2.21) 3.56 (1.45) 4.72 (1.89) 4.75 (1.81) Change From Baseline 95% CI † -1.42 (-2.28, -0.56) -0.74 (-1.83, 0.35) 0.13 (-0.68, 0.94) -0.55 (-2.38, 1.29) Worst Daily Pain PIPE-791 Crossover Placebo PIPE-791 Crossover Placebo Baseline Weekly Average PI-NRS * 5.78 (2.22) 4.16 (1.57) 5.50 (1.94) 5.57 (1.73) Change From Baseline 95% CI † -1.17 (-2.15, -0.19) -0.52 (-2.02, 0.97) -0.14 (-1.16, 0.87) -0.64 (-2.50, 1.21) * Reported as mean (SD) of the daily average or the worst daily PI-NRS scores for the 7 days preceding Week 5 † Reported as the mean change from Baseline in the weekly average of the daily average PI-NRS scores or worst daily PI-NRS scores, 95% Confidence Interval (CI), to End of Treatment Period 2 (Week 8) 12 Compared to Crossover Placebo, PIPE-791 Demonstrated Consistent Improvements in Pain Measures for COAP Patients in TP2

13 PIPE-791 – A Differentiated Brain-Penetrant LPA1 Antagonist with Broad Therapeutic Potential Fibrosis • LPA1 clinical validation in IPF/PPF • Differentiated profile including target coverage and tolerability • Brain penetrance may address fibrosis and pain burden including comorbid age-related pain (OA, CLBP) and pain components of ILDs (RA-ILD, SSc-ILD) Chronic Pain • Novel, non-opioid mechanism targeting LPA1-driven peripheral and central sensitization • Encouraging safety and early efficacy signals • Ongoing evaluation to assess next steps in chronic pain indications for potential future development PIPE-791 may address both fibrotic disease progression and the pain/quality of life (QOL) burden experienced by pulmonary fibrosis patients

PIPE-791 Phase 1b Chronic Pain Trial Topline Data Supplemental Information April 30, 2026